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                                                                  EXHIBIT 10.30b

                          TECHNICAL SERVICES AGREEMENT

                                    40R81998

     This Agreement, including all Schedules referred to herein, is made and entered into by and between Unisys Corporation, USCD (hereinafter "Unisys") which has a place of business at Township Line and Union Meeting Roads, Blue Bell, Pennsylvania 19424, and Contractor identified on the cover page of this Agreement. The parties, intending to be legally bound, hereby agree as follows:

1.   TERM OF AGREEMENT

     The term of this Agreement and the Effective Date on which it commences are identified on the cover page. (THE COVER PAGE WILL LIST THE TERM AS MARCH 17, 1997 THROUGH MARCH 31, 1999.)

2.   STATEMENT OF WORK

     During the term of this Agreement Contractor shall perform the work described in Schedule A (Statement of Work and Payment Schedule) (hereinafter "Work"), in accordance with the time plan set forth in Schedule A (Statement of Work and Payment Schedule).

     Schedule A shall incorporate by reference all deliverables (including the Synopsis) which were developed for and approved by the Australian Child Support Agency (CSA) as the result of the Scoping Study, and which are included in Attachment 1 of the Formation of a Contract and Official Order under PE 68.

3.   PERFORMANCE OF WORK/RISK OF LOSS

     3.1 The Work shall be performed by Contractor's personnel, of which the key members, if any, are listed on Schedule B (Contractor's Key Personnel). Key personnel shall not be added to or removed from the Work by Contractor without the prior written consent of Unisys, which consent shall not be unreasonably withheld. Unisys shall have the right at any time to require that Contractor remove personnel which Unisys no longer wants performing the Work, if and only if Unisys and Contractor agree that the performance of Contractor's work will not be adversely affected by such removal.

     3.2 Contractor shall report to the UNISYS USCD DEPUTY PROJECT DIRECTOR/CHILD SUPPORT SPECIALIST (Beth Burns) on matters regarding the Work, but shall participate in all steering, planning, and risk management committees covering the scope of work for which Tier has involvement. Progress meetings shall be conducted at times and places as reasonably requested by Unisys to discuss the progress of the Work and other related matters. Contractor shall

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     provide a written report of such progress and other matters at least forty-
     eight hours prior to the date of each meeting.

     3.3 Contractor shall furnish the Deliverables listed in Schedule A no later than the date(s) specified therein.

     3.4 Contractor shall bear the risk of loss, damage and destruction of all Deliverables until received by Unisys.

4.   COMPENSATION/PAYMENT/TAXES

     4.1 The total compensation to Contractor for Work performed hereunder is listed on Schedule A. Unisys shall have no obligation under any circumstances to pay Contractor any money in excess of such amount unless agreed to in writing by the Unisys Contract Administrator identified on the cover page.

     4.2 Tier Technologies, Inc. will deliver a system in accordance with the Project Definition (Scoping) Study Document, "Synopsis", for the price specified in Schedule A of this contract. Following the joint application development (JAD) sessions described in the Project Management Plan, Tier may revise the actual effort required to deliver the functionality and submit a request for a change to the scope of the Project to Unisys to be submitted to the Customer in accordance with Clause C66 of the CSA Contract. Unisys shall be bound to negotiate subsequent pricing adjustments accordingly and, upon agreement by the parties, to submit any and all such change requests to CSA, with a supporting statement from the Chief Executive Officer of TIER Technologies, Inc. Any such request for change may be accepted by the Customer upon the First Assistant Commissioner Child Support Agency being satisfied that the change is reasonably required to meet the aims of the Project.

     4.3 Contractor shall promptly submit invoices to the Unisys Contract Administrator named on the cover page for each payment listed on Schedule A as it becomes due. Each invoice shall include the Unisys purchase order number related to this Agreement; Contractor's invoice number and date; the deliverable covered by the invoice; and the amount billed for the deliverables.

     4.4 Unisys shall pay all invoiced amounts to Contractor within thirty (30) days after receipt of invoice.

     4.5 Amounts payable by Unisys for Contractor's performance of the Work do not include related state and local taxes or travel and living expenses, since these are already included in Contractor's price listed on Schedule A.

     4.6 Unisys shall pay to Contractor a `mobilization fee, the amount and timing of such payment being set forth in Schedule A.

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5.   RELATIONSHIP OF PARTIES

     In performing the Work, Contractor is acting as an independent contractor and not as an employee, agent, or representative of Unisys. Contractor has no authority to transact any business in the name of or on account of Unisys or otherwise obligate Unisys in any manner.

6.   RIGHTS TO WORK

     6.1 Contractor hereby sells and conveys to Unisys a joint right, title and interest in and to all Work produced by Contractor, its employees, and its authorized subcontractors in performance of the Work for conveyance to the client; including, but not limited to, all copyrights, patents, trade secrets and all other proprietary rights.

     6.2 Contractor hereby grants Unisys a non-exclusive, royalty-free, fully paid-up, and irrevocable right and license to use, reproduce, modify, adapt, translate, convey and license pre-existing Contractor work product (including, but not limited to, Contractor copyrights, patents and trade secrets) solely to the extent necessary for Unisys to exercise its right, title and interest in and to the work product produced by Contractor as part of the Work to be conveyed to Client.

     6.3 Contractor hereby grants to Unisys an unlimited, unrestricted, royalty-free, fully paid-up, and irrevocable right and license, under all of Contractor's inventions, discoveries, patents, copyrights, trade secrets and other proprietary rights not included in the conveyance of Section 6.1 or the license grant of Section 6.2 but incorporated or required or necessary to use the work product produced by Contractor as part of the Work to be conveyed to client, regardless of when such proprietary rights were first conceived, reduced to practice or created.

     6.4 Contractor agrees to deliver to Unisys all information and duly signed documents as may be necessary or useful by Unisys to vest in Unisys, or any designee of Unisys, the foregoing rights and/or to enforce or defend such rights.

     6.5  Marketing Rights. It is the intent of both parties to enter into a
          -----------------
     marketing agreement (hereinafter "Marketing Agreement") governing the future sale or transfer of the work product developed for the Client to child support agencies in other jurisdictions, including states in the United States and other foreign countries. Marketing rights for the Work shall be governed by the Marketing Agreement. The foregoing rights shall include the full, irrevocable and exclusive right to use, reproduce, translate, publish, sell, convey, license and otherwise dispose of Contractor work product and all portions thereof and to authorize others to do so, subject to the conditions specified below. If Unisys desires to use all or any portion of Contractor's work product for any potential future sale or transfer to any other party not covered by this contract during the term of Marketing Agreement, Contractor shall be given the first right of refusal to

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     provide application development services on the potential engagement.
     Nothing herein shall prevent Contractor from using its work product for any further sale or transfer to any other party not covered by this agreement. The nature and content of the work product produced by Contractor hereunder shall not be disclosed to others nor used by Contractor without the prior written consent of Unisys, so long as Unisys continues in performance under the Marketing Agreement.

7.   PROPRIETARY INFORMATION

     7.1 Proprietary Information shall include all business and technical information relating to the Work which is furnished to Contractor by Unisys and all other information furnished or disclosed by one party to the other which is marked "proprietary," "confidential" or "restricted". When concurrent identification as "proprietary" "confidential" or "restricted" is not feasible at the time of disclosure, the disclosing party must provide such identification within fifteen (15) days of disclosure. Each party shall exercise the same degree of care to avoid disclosure of "proprietary" "confidential" and "restricted" information of the other as it affords its own similar information, but in no event less than reasonable care.

     7.2 The Work and all deliverables are deemed Proprietary Information of Unisys as though it were Proprietary Information furnished by Unisys to contractor, and shall be treated as such by Contractor.

     7.3 Proprietary Information shall be used by the receiving party only as necessary for the purposes of this Agreement and shall be maintained in confidence unless the receiving party can legally prove that such information: (i) is publicly available other than through breach of this Agreement, (ii) has been rightfully obtained from a third party with no obligation of confidentiality, (iii) is known or developed independently of the disclosure by the disclosing party, (iv) was already known prior to disclosure by the disclosing party or (v) was disclosed to a third party by the disclosing party without imposing an obligation of confidentiality.

8.   EXPORT CONTROL OF INFORMATION

     Contractor shall comply with applicable United States laws and regulations which prohibit the export of technical data that originates in the United States or any product directly based on such data without prior written authorization as may be required from appropriate agencies of the United States. Such compliance obligates Contractor not to export Unisys Proprietary Information or make it available in the United States to aliens.

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9.   INDEMNIFICATION

     9.1 Contractor agrees to indemnify and hold harmless Unisys, its licensees and transferees against any claim based on infringement of a patent, copyright or other proprietary right or improper use or misappropriation of a trade secret of a third party occasioned by any use, sale, license, or reproduction of the Work product delivered by Contractor. Upon prompt notice to Contractor of such claim, Contractor at its own expense shall answer, defend or settle such claim and pay any and all judgments, including an award of attorney fees, costs, damages and expenses relating to such claim. It is agreed that Unisys may be represented by counsel of its own choice at its own expense in any proceeding. In the event Unisys or any of its licensees or transferees is enjoined from using the Contractor Work product, Contractor agrees to obtain for them the right and license to use the Contractor Work product or to modify the Contractor Work product to eliminate the grounds for such injunction.

     9.2 Unisys agrees to indemnify and hold harmless Contractor, its licensees and transferees against any claim based on infringement of a patent, copyright or other proprietary right or improper use or misappropriation of a trade secret of a third party occasioned by any use, sale, license, or reproduction of the Work product delivered by Unisys. Upon prompt notice to Unisys of such claim, Unisys at its own expense shall answer, defend or settle such claim and pay any and all judgments, including an award of attorney fees, costs, damages and expenses relating to such claim. It is agreed that Contractor may be represented by counsel of its own choice at its own expense in any proceeding. In the event Contractor or any of its licensees or transferees is enjoined from using the Unisys Work product, Unisys agrees to obtain for them the right and license to use the Unisys Work product or to modify the Unisys Work product to eliminate the grounds for such injunction.

10.  CONTRACTOR'S WARRANTIES

     Contractor makes the following warranties to Unisys:

     (a) Contractor has expertise in the field covered by this Agreement and shall commit time and resources to attain the stated goal and complete the Work.

     (b) Contractor agrees to use its best efforts to correct any errors or defects which arise from its services performed hereunder and which are brought to Contractor's attention within ninety (90) days of receipt of the Work product by the Unisys UCSD Deputy Project Director/Child Support Specialist (Beth Burns).

     (c) In performing the Work Contractor shall not infringe any trade secret, copyright or patent of a third party.

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     (d) Contractor shall not divulge or furnish to Unisys any trade secret or other proprietary information of any third party which Contractor does not have the right to divulge or furnish.

     (e) Contractor has the power and right to grant Unisys the title and license rights set forth in Section 6 hereof.

     (f) This Agreement is not in conflict with any other agreement or obligation which Contractor has with any third party.

     (g) All associates, employees, subcontractors and subcontractor associates and employees who have written or created pre-existing Contractor work product and/or who will write or create Contractor work product produced as part of the Work were and shall be under obligation to convey to Contractor the rights described in Sections 6.1, 6.2 and 6.3.

11.  SERVICES FOR OTHERS

     Contractor and its personnel assigned to perform the Work shall not engage directly or indirectly in any undertaking which creates any legal impediment to or conflicts with rights granted to Unisys by Contractor under this Agreement. Contractor shall not undertake, during the term of this Agreement, to perform similar services for any third party which would compromise the value of the Work or Deliverables to Unisys.

12.  NOTICE OF INFRINGEMENT

     12.1 Contractor shall give Unisys prompt written notice of any claim by a third party that work performed by Contractor under this Agreement infringes or misappropriates intellectual property rights of the third party. In the event of any such claim by a third party against Unisys alleging infringement or misappropriation of intellectual property rights, Contractor shall cooperate with Unisys in connection with Unisys defense thereof. Unisys shall have the right at its expense to participate in the defense of any suit brought against Contractor claiming infringement or misappropriation of intellectual property rights based on or relating to the Work.

     12.2 Unisys shall give Contractor prompt written notice of any claim by a third party that work performed by Unisys under this Agreement infringes or misappropriates intellectual property rights of the third party. In the event of any such claim by a third party against Contractor alleging infringement or misappropriation of intellectual property rights, Unisys shall cooperate with Contractor in connection with Contractor defense thereof. Contractor shall have the right at its expense to participate in the defense of any suit brought against Unisys claiming infringement or misappropriation of intellectual property rights based on or relating to the Work.

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13.  ADMINISTRATION

     13.1 The Unisys USCD Deputy Project Director/Child Support Specialist (Beth Burns) shall be the principal interface with Contractor on Work matters and shall have authority to clarify, explain and provide further details regarding Unisys expectations concerning the Work, but shall have no authority to modify any provisions of this Agreement including, without limitation, the compensation, scope of work or any schedule therefor, without agreement by Unisys Contract Administrator.

     13.2 Unisys Contract Administrator is Unisys authorized representative for all other matters related to this Agreement, including modifications thereof.

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14.  NOTICES

     14.1 All notices and requests given by either party to the other shall be in writing and sent by facsimile, e-mail, telex or first class mail.

     14.2 Notices and requests sent by Unisys shall be addressed to the Contractor's Project Administrator at the address listed on the cover page of this Agreement.

     14.3 Notices and requests sent by Contractor regarding aspects of the Work shall be addressed to the Unisys USCD Deputy Project Director/Child Support Specialist (Beth Burns) at the project work site.

     14.4 Notices and requests sent by Contractor regarding matters other than aspects of the Work including, without limitation, compensation and Contractor's personnel shall be addressed to Unisys Contract Administrator at the address listed on the cover page of this Agreement. However, the Unisys USCD Deputy Project Director / Child Support Specialist (Beth Burns) shall be informed both verbally and in writing of any and all intended substantive communications with Unisys Contract Administrator prior to the occurrence of the communication.

     14.5 Contractor and Unisys shall each have the right to change at any time the respective individuals to whom notices and requests shall be sent by giving written notice of such change to the other party.

15.  ASSIGNMENT

     Contractor shall not assign this Agreement or any rights hereunder or delegate the Work or any of Contractor's other obligations hereunder to any third party without prior written consent of Unisys, and any assignment without such consent shall be void. Not withstanding anything to the contrary, Contractor shall have the right to assign this Agreement and its rights and duties hereunder to any successor in interest by acquisition, merger, operation of law or otherwise. Any legal representative or successor in interest of Contractor shall be bound by the provisions of
     Section 7 of this Agreement regarding Proprietary Information. Unisys shall have the right to assign this Agreement and its rights and duties hereunder to any successor in interest by acquisition, merger, operation of law or otherwise.

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16.  TERMINATION/CANCELLATION

     16.1  TERMINATION FOR CONVENIENCE

     Unisys shall have the right to terminate this Agreement or the Work to be performed hereunder in whole or in part for its convenience only in the event that Unisys is terminated for convenience. Unisys shall endeavor to give notice of termination to Contractor no more than seven days after receipt by Unisys from Client that Unisys' prime contract has been terminated pursuant to clause c.71, and Contractor shall terminate the Work as quickly as possible upon receiving notice. Unisys shall have no liability to Contractor based on any such termination except to pay all amounts due Contractor up to the date of termination in accordance with the compensation provisions of Section 4. Contractor shall promptly deliver to Unisys all Work product, whether or not completed, which is in Contractor's possession on the termination date containing information related to the Work, including a final report to be prepared by Contractor describing results of the Work up to the date of termination.

     16.2  CANCELLATION FOR NON-PERFORMANCE

     (a) Unisys shall have the right to cancel this Agreement in the event of any material breach by Contractor which is not in good faith dispute between the two parties and which Contractor fails to cure within thirty days or to produce a plan within 30 days which demonstrates capability to correct within 60 days after written notice of breach from Unisys. Any such notice of cancellation shall become effective, if Contractor fails to cure the breach or to produce a corrective plan showing cure within 60 days, on the thirtieth day after transmittal of the notice as provided in
     Section 13. Notice of cancellation rightfully given by Unisys for material breach by Contractor which is not timely cured shall excuse Unisys from paying for any Work performed by Contractor after the date of notice of material breach given to contractor by Unisys. However, payment shall be made for all deliverables satisfactorily completed under the terms of this Agreement prior to any notification of cancellation for material breach. Unisys shall have the option upon cancellation to obtain delivery and retain title and license rights, as provided herein, in and to all Work product completed or in preparation on the date of cancellation in exchange for payments made and owed as of such date.

     (b) Contractor shall have the right to cancel this Agreement and the rights and licenses granted to Unisys in Section 6 only if Unisys fails to cure any deficiency in making any payment due Contractor, which is not in good faith dispute between the parties, within thirty days after receiving written notice of such deficiency.

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     16.3  ADDITIONAL RIGHTS AND REMEDIES

     Unisys and Contractor shall retain all rights and remedies available at law or equity, to the extent they are not inconsistent with this Agreement, in the event of any termination or cancellation of this Agreement.

17.  PUBLICITY

     Contractor shall not disclose the terms and conditions of or publish any information concerning this Agreement without prior written consent of Unisys.

18.  WAIVERS

     The failure of either party to assert any claim or right against the other party regarding its obligations hereunder, in any one or more instances, shall not constitute a waiver of such claim or right with respect to future performance of such obligations and other obligations under the Agreement.

19.  SEVERABILITY

     The invalidity or unenforceability of any particular provision of this Agreement shall not affect other provisions, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

20.  HEADINGS

     All section and paragraph headings are for reference only and shall not be used in construing this Agreement.

21.  GOVERNING LAW

     This Agreement will be governed by the local laws of the Commonwealth of Pennsylvania.

22.  SURVIVAL OF PROVISIONS

     The rights and duties of the parties as set forth in Sections 6, 7, 8, 12 and 17 shall survive the expiration, termination or cancellation of this Agreement and shall inure to the benefit of and be binding and their authorized assigns, successors and legal representatives.

23.  ENTIRE AGREEMENT

     This Agreement sets forth the entire agreement between the parties and supersedes all prior oral and written agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may not be modified or the parties released from their obligations hereunder except by an instrument in writing signed by an authorized representative of the parties.

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24.  COMPLIANCE WITH LAW

     Contractor shall comply with all federal, state and local laws and regulations pertaining to the performance of this Agreement and shall indemnify Unisys for any liability and related costs, expenses and fees incurred by Unisys as a result of Contractor's breach of such obligation.

25.  BUSINESS PRACTICE GUIDELINES

     Contractor acknowledges that it has received a copy of Unisys Business Practice Guidelines and Code of Ethical Conduct (Schedule C) and has read and will act in accordance with them.

TIER TECHNOLOGIES, Inc.                                  UNISYS CORPORATION
BY:    /s/ James L. Bildner                          BY: /s/ T. Jaskelewicz
TITLE:  its Chair & CEO                              TITLE:   ISG Procurement
DATE:    7/27/97                                     DATE:    7-24-97

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                                   SCHEDULE A

                     STATEMENT OF WORK AND PAYMENT SCHEDULE

TIER Technologies, Inc. is expected to conduct a Scoping Study prior to the actual build of the Australian Child Support Enforcement system for the Child Support Agency (CSA). The specific goals of the study are to:

 . examine the scope of the Project against the RFT (in particular Sections 1, 4 and 5, appendices D to G of the RFT) and the Contractor's response and the data models referred to in those Sections in order to settle a firm functional specification for the project as the Customer's Statement of Requirements to be inserted in Section 1 of the Annex to the Official Order for the Project.

 . identify a list of tasks for the Project Plan for inclusion in Section 1 of the Annex to the Official Order for the Project.
 . create a skills transfer strategy to be inserted in Section 1 of the Annex to the Official Order for the Project.
 . reconfirm the statement of the Contractor's resources required for inclusion in Section 2 of the Annex to the Official Order for the Project.
 . settle details of any software requested for the Project for inclusion in Sections 3 and 4 of the Annex to the Official Order for the Project.
 . finalize details of the cost of the Project and method of payment for inclusion in Section 4 of the Annex to the Official Order for the Project;
 .  assist with project initiation activities.
Both parties hereby acknowledge as of June 26, 1997, that the scoping study as described herein has been duly completed and accepted according to the contract.

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WORK TO BE PERFORMED DURING THE SCOPING STUDY

As part of the Scoping Study, Tier Technologies, Inc. agrees to perform the following tasks:

1.  Confirmation of Level 0 and Level 1 Processes (Matrix 1.1)

Level 0 and level 1 processes will be confirmed and modeled.

A business context model will also be developed to describe the high level business architecture and key future directions.

Deliverable:  Document or documents identifying the Business Context Model, the
-----------
Level 0 Process Model and the Level 1 Process Model.

       Due 4/11/97.

2.  Identification of Strategic Data Requirements for MIS and DSS (Matrix 1.4)

Assist with identifying management information reporting and decision support requirements, and on ensuring that processes and data are included which will enable these requirements to be met. (The Unisys USCD Deputy Project Director/Child Support Specialist (Beth Burns) will take the lead on this task, with primary responsibility for producing the deliverable.)

Deliverable:  A Strategic Data Requirements Document, containing:
-----------

 .  data definitions (to be included in the data model)
 .  definition of processes required to collect the data (manual/automated).
       Due 5/5/97.

3.  Determine Development Approach for Part 1 (Matrix 1.5)

This task will determine the strategy for developing Part 1 in terms of the major assumptions, priorities and dependencies for development, and the resources required.

Deliverables:    Written report identifying Approach to Part 1.      Due
------------
4/21/97.

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4.  Determine Development Approach for Part 2  (Matrix 1.6)

This task will determine the strategy for developing Part 2 in terms of the major assumptions, priorities and dependencies for development, and the resources required.

Deliverables:    Written report identifying Approach to Part 2.
------------

        Due 4/29/97.


5.  Develop approach to alignment with ATO (Matrix 1.7)

This task addresses a requirement for the redeveloped system to align with the ATO where practicable. A strategy will be developed which defines the level of alignment to be achieved, and provides guidelines for achieving it.

Deliverables:    Written ATO Alignment plan, containing:
------------

 .  approach
 .  procedures
 .  impact statement.
       Due 4/8/97.


6.  Preparation of Skills Transfer Strategy (Matrix5.1)

A skills transfer strategy will be developed for ensuring that the CSA will have the in-house skills needed to maintain and enhance the redeveloped system. The strategy will cover both the initial selection of CSA staff, and the on-going selections and management of staff. This will involve the following sub-tasks:

 .  development of selection guidelines
 .  confirmation of number of positions for CSA staff
 .  definition of skill requirements for each position
 .  interviewing and selection of CSA staff
 .  preparation of plans to ensure transfer of necessary skills
 .  preparation of procedures for performance appraisal
 . preparation of procedures to ensure integration and co-ordination with CSA HR and the CPSU.

This task must be given priority to enable training to be carried out in time for the start of the main project.

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Deliverable:  Skills Transfer Strategy Document, containing:
-----------

 .  selection guidelines
 .  position descriptions and skill requirements
 .  results of interview and selection process
 .  skills transfer plans for each individual
 . on-going procedures for maintaining skill levels throughout the project . CSA/CPSU HR integration procedures

       Due 5/6/97.

7.  Preparation of Data Model (Matrix 2.1)

An agreed data model will be developed, to the level of entity types and relationships, for the purpose of scoping and defining the functionality of the new application to be developed. Definition of properties and attributes will occur during the main project. This task will include:

 .  examination of CSA logical model and confirmation of intention to use S.
   Carolina
 .  importation of S. Carolina model into Composer
 .  comparison of S. Carolina model with CSA logical model (workshop)
 .  development of the new data model
 .  functional review of new data model
 .  sign-off of new model

The process models produced in Task 1 above (Matrix 1.1) will be cross-referenced to the data model to produce a matrix showing which processes will create, read, update or delete each data entity (known as a CRUD matrix).

Deliverables:    Logical Data Model/Entity Relationship Diagram.
------------
          Due 4/28/97.

          CRUD Matrix
          Due 5/5/97.

8.  Assist in the Development of a Data Conversion Strategy (Matrix 2.3)

A strategy will be developed for converting the cleansed data from the current database format to the new database format. The output from this task will enable data conversion to be scheduled into the Project Management Plan. Tier Technologies, Inc. will assist in this process. (The Conversion Manager for the project will be expected to take the lead on this task and will be responsible for production of the deliverable.)

Deliverable:  Preparation of appropriate components of the Data Conversion
-----------
Strategy Document, which will contain:

 .  approach
 .

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 .  resources
 .  schedule
 .  contingency planning.

       Due 4/15/97.

9. Assist in the Identification of Key Performance Indicators for the Project (Matrix 4.3)

A set of key performance indicators (KPIs) for the Project will be defined. Progress against the KPIs will be monitored on a regular basis to determine the overall health of the Project. The project principal and the project manager will take the lead on this task and have responsibility for creating the deliverable.)

Deliverable:   Attendance at meetings to determine key performance indicators.
-----------

       Due 4/3/97.

10.  Develop Project Management Plan (Matrix 4.4)

A Project Management Plan (PMP) will be prepared.

The PMP will include the following:

 .  tasks, resources, schedules, deliverables
 .  issues management and escalation procedures
 .  change control mechanisms
 .  reporting procedures
 .  Quality Management Plan
 .  Configuration Management Plan
 .  Subcontractor Mgmt Plan
 .  Standards Document
 .  Testing Strategy
 .  Implementation Strategy
 .  Support Strategy
 .  Risk Management Plan

Key deliverables for this task are:

 .  Change Control Mechanisms
 .  Quality Management Plan (QMP)
 .  Implementation Strategy and Plan
 .  Risk Management Plan

Deliverable:      Preparation of the following plan components:
-----------

 .  tasks, resources, schedules and deliverables related to application development
 .

 .  standards document
 .  assist in development of a testing strategy.

       Due 5/14/97.

11.  Prepare Statement of Price and Payment Schedules (Matrix 4.5)

A statement of the price and payment schedules will be prepared for inclusion in
Section 4 of the Annex to the Official Order for the Project.

Deliverable:    Statement of price and payment schedules, in CSA approved
-----------
formats, related to all components of the project to be performed by Tier Technologies, Inc.

       Due 5/14/97.

12.  Define Operational Performance Indicators (Matrix 3.1)

CSA and Unisys must agree on operational performance indicators and targets for phase deliverables. The indicators will be:

 .  availability of on-line applications
 .  host response time, for transactions against the application server
 .  completion of batch processes within the available window
 . timely production, viewing, archiving, retrieval and printing of letters . improved productivity in system enhancement and maintenance
 .  bulk annual processing completion time
 .  capacity (e.g. MIPS, disk).

Tier Technologies, Inc. will assist in this process. (The project principal will be responsible for performance of this task and preparation of related customer deliverables.)

Deliverable:  Attendance at meetings during which indicators will be defined and
-----------
review and revision of the written statement of operational performance targets which will be submitted to CSA as a deliverable.

       Due 4/4/97.

13.  Identify Technical Architecture and Constraints  (Matrix 3.2)

Unisys' proposal contains a recommendation on the preferred platform for Composer development (p87 of the Response). The technical environment in which development is to occur, and any resulting constraints, must be identified and documented. by Tier Technologies, Inc.

The architecture will include requirements for management information reporting and decision support.

Deliverable:  Written statement of Technical Architecture & Constraints to
-----------
support the complete project development, execution and operating environment.

       Due 4/25/97.

WORK TO BE PERFORMED AFTER THE SCOPING STUDY

During Parts 1 and 2 of the project, which will commence after the Scoping Study concludes, TIER Technologies, Inc. will be expected to design and develop a Child Support Enforcement system which meets CSA's defined requirements, as set forth in the Synopsis incorporated by references in the Formation of a Contract and Official order Under PE 68. The tasks to be performed by TIER Technologies, Inc. during Parts 1 and 2 of the project will be taken from the Project Plans developed during the Scoping Study and will be included in a subsequent addendum to this agreement.

SUBSEQUENT ADDENDUM # 1: REVISED STATEMENT OF WORK FOR PARTS 1 AND 2 OF THE PROJECT


Definition:
-----------

The terms "Scoping Study" and "Project Definition Study" are used interchangeably, without any difference in meaning.

GENERAL PROVISIONS:

1.  THE YEAR 2000

     Notwithstanding anything to the contrary contained herein or in the output from the Project Definition Study or in Unisys' original tender, it is understood and agreed by the Contractor and Unisys that, while any software supplied by the Contractor will be Year 2000 Compliant (as defined below), the Contractor will not be responsible for any third party software that is not Year 2000 Compliant, or for any information received by or in the Child Support system which is not Year 2000 Compliant. Without limiting the foregoing, if any information received by or on the Child Support System, by whatever means, is not year 2000 Compliant, Unisys acknowledges that the Contractor shall not be responsible for such failure is caused in any way by such non-compliant information. For the purposes of this provision, 'Year 2000 Compliant' means hardware or software which:

     (a) will handle date information before, during and after 1 January 2000 including but not limited to accepting date input, providing date output and performing calculations on dates or portions of date;

     (b) will function accurately and without interruption before, during and after 1 January 2000 without any change in operations associated with the event of the new century;

     (c) will respond to two digit and cure date input in a way that resolves the ambiguity as to the century in a disclosed, defined and predetermined manner, and will store and provide output of date information in ways that are unambiguous as to the century.

2.   LOCATION OF THE SITE

The Child Support System will be developed at the ATO Offices in Canberra. The System may be used from all offices of the CSA.

3.     DESIGNATED OPERATING ENVIRONMENT

       The current system uses 100 MIPS of processing capacity and 80 gigabytes of disc storage. The CSA is expecting a growth rate of 10-15% per year over the next 5 to 6 years (see the detailed Specifications in the RFT). It is essential that the final capacity required by the redeveloped Child Support Computer System will not be greater than that of the current system plus expected growth. The Contractor agrees it will make all reasonable efforts to contain the systems to be developed within the constraints stated. In the event that this proves impossible the Contractor will discuss and agree with Unisys and CSA ways in which the scope or system structure could be varied to enable the contract to be met. Where the execution of such a variation which is agreed to by CSA would lead to additional costs to Unisys and/or the Contractor then the contract change control procedures will apply.

4.     PREPARATION OF INVOICES BY CONTRACTOR

       With the exception of the initial mobilization fee, an invoice may only be presented after a part of the Project required to complete a deliverable has been accepted by CSA or CSA is required to make some payment that is not dependent upon acceptance.

5.     DOCUMENTATION

(i)    As part of the Child Support System the Contractor will develop:

       . a set of technical Documentation to facilitate the future development and maintenance of the Child Support System by a technically competent third party

(ii)   Documentation will be produced in a way that facilitates:

       .  it being made available electronically and in hard copy; and

       .  it being updated easily to take account of changes:

          -  in management and procedures within the Child Support Agency, and

          -  to the software.

(iii) Documentation will be accepted as part of each deliverable of the Project where applicable.

6.     TRAINING AND SKILLS TRANSFER

       The Contractor will make every reasonable effort to ensure that at the conclusion of the Project there will be an in house skills capacity, within the CSA organization sufficient to maintain and enhance the system as developed during the Project. This capacity will be developed in consultation between Unisys and CSA based upon the principles set out in Deliverable 5.1 (Skills Transfer Strategy).

     Unisys may, at the request of the Contractor and following agreement by the CSA, assign personnel to work with and for the Contractor. These personnel will be sought and selected according to the processes described and defined in Deliverable 5.1 of the Project Definition Study.

     A strategy will be developed as part of the Project to train CSA staff so that they may make best use of the System developed during the Project (See Deliverable 5.3 Training Strategy).

7.   WARRANTY PERIOD

     The Contractor will provide warranty services for the Child Support System for a period of 3 months from the acceptance of the last part of the System.

8.   SERVICE PERFORMANCE FACTORS

     The following material will be used to measure performance during the Warranty Period from the completion of Part 1.

     (a) The system as a whole will be developed in components: the components will collectively comprise the system. Components will be either:

          (i) business critical: business critical components are those components which prevent the Customer from carrying on their core business; or

          (ii) business non-critical: business non-critical components are components which are not business critical.

     (b) CSA will maintain their own help desk and will prioritise problems prior to requesting service from the Contractor.

     (c)  Contractor problem-resolution staff will be dedicated to CSA.

     (d)  Problems with components will be classified as follows:

Fatal                                   Entire application component is inoperable by all users
                                        meaning that the business processes supported by that
                                        component cannot be carried out
------------------------------------------------------------------------------------------------
Severe                                  The application component has limited operability and
                                        there is negative impact on the business processes
                                        supported by that component
------------------------------------------------------------------------------------------------
Minor                                   The application component does not operate to agreed
                                        specification although business processes supported by
                                        the component are not significantly affected.
------------------------------------------------------------------------------------------------

     (e) The classification of a given problem will be agreed between Unisys and the Contractor. The Contractor will have responsibility only for those factors affecting the problem which the Contractor has developed. Following agreement of the classification the following process will be adopted for resolution:

          (i)  the problem will be fixed as soon as is practicable;

          (ii) if the problem will not be fixed immediately then, wherever possible, a work-around will be defined or developed as soon as is practicable.

     (f) In any event the Contractor will fix the problem in a resource effective manner, where resources includes time, the use of CSA computer time and the involvement of CSA staff and users.

9.   REBATE AMOUNT

     In the event that the Contractor does not during the warranty period commence the rectification of a problem for which it is responsible within a timely manner, then Unisys shall be entitled to engage a third party to rectify the problem, and Unisys shall be given a rebate equal to the reasonable costs incurred of having to engage a third party to rectify the problem. The severity of the problem may also be taken into account in any calculation involving warranty work, but no such amount will be payable where the Contractor rectifies the problem in a timely manner.

10.  PRIVACY

     All staff of the Contractor required to perform duties on CSA's premises are required to complete a Commonwealth Security declaration form and a Privacy Deed.

     Access to the CSA's premises including the Site is controlled by the CSA Security. Contractors passes will be issued for individual staff members on completion of the CSA security checks.

11.  SPECIAL LEGISLATION

     The Contractor shall make their staff involved in the Project aware of the terms of the secrecy provisions in Section 16 of the Child Support Act and Income Tax Assessment Act; and obtain from them a secrecy declaration in the appropriate format. The Contractor understands that other agencies such as the Department of Social Security have similar secrecy requirements. If the Contractor's staff are likely to have access to that type of material the Contractor undertakes to inform persons of the relevant requirements.

12.  LIABILITY

     The Contractor's Liability is limited to 2 times the Contractor's share of the total CSA Contract value.

13.  ACQUISITION OF HARDWARE AND SOFTWARE

     The Contractor does not need to acquire any software or hardware for the purposes of this Project.

Specific Provisions:
--------------------

During the term of this Agreement Contractor shall build, test, warranty and participate in the acceptance and piloting of a Child Support System in accordance with CSA's requirements as set forth in the Synopsis included by reference as part of Attachment 1 to the Official Order. At a minimum, the Contractor will perform the development tasks identified in the project management plan included by reference as Deliverable 4.4 in the Official Order, in accordance with the associated timeframes.


Deliverables:
-------------

As the result of the performance of the development tasks identified in the project management plan included by reference as Deliverable 4.4 in the Official Order, the Contractor will provide the deliverables identified in Schedule D, which - after acceptance by CSA- will constitute the basis for monthly payment in accordance with the payment schedule included herein.

DUE DATES FOR DELIVERABLES

All deliverables identified in this agreement will be due in accordance with the CSA approved project plans related to various project phases (Scoping Study, Part 1 and

Part 2). All project plans will be jointly developed by TIER Technologies, Inc. and Unisys and approved by CSA.

All deliverables will be submitted to Unisys USD prior to submittal to CSA.


PAYMENT TERMS

All work associated with the Scoping Study will be satisfactorily performed byt TIER Technologies, Inc. for a firm fixed price of $90,000. All work performed by TIER Technologies, Inc. subsequent to the Scoping Study will be satisfactorily performed by TIER Technologies, Inc. for a firm and fixed price of $5,259,020, based on the proposal submitted to CSA on 12/12/96 and the Synopsis incorporated by reference in Attachment 1 of the Formation of a Contract and Official Order Under PE 68. The entire firm fixed price of $5,349,020. covers the Scoping Study, the redevelopment of the Registration and Assessment modules (included in Part 1 of the project), the redevelopment of the Accounting module (included in Part 1 of the project), and redevelopment of other additional features (Part 2 of the project).

Following the joint application development (JAD) sessions described in the Project Management Plan, Tier may revise the actual effort required to deliver the functionality and submit a request for a change to the scope of the Project to Unisys to be submitted to the Customer in accordance with Clause C66 of the CSA Contract. Unisys shall be bound to negotiate subsequent pricing adjustments accordingly and, upon agreement by the parties, submit any and all such change requests to CSA, with a supporting statement from the Chief Executive Officer of TIER Technologies, Inc. Any such request for change may be accepted by the Customer upon the First Assistant Commissioner Child Support Agency being satisfied that the change is reasonably required to meet the aims of the Project.

If the scope of work changes and TIER Technologies, Inc. services - in addition to or less than those originally proposed to CSA - are required, TIER Technologies, Inc. agrees to provide those service at a firm fixed price to be negotiated with Unisys USD and included as a subsequent addendum to this agreement.

All travel expenses to and from the primary project location (Canberra, ACT) incurred by any and all TIER Technologies, Inc. employees in conjunction with this project are included in the firm fixed prices identified above. Any project related travel from Canberra to any other location within or outside of Australia, for key personnel identified in Schedule B, shall be reimbursed by CSA at the rate applicable to non SES officers in the Australian Public Service, in accordance with the Official Order. In the event that non-key Tier personnel are requested to perform project related travel from Canberra to any other location within or outside of Australia, Tier shall not be obligated to comply with such request unless directly reimbursed by CSA at the rate applicable to non SES officers in the Australian Public Service.

Payments will be made to TIER Technologies, Inc. as provided in the payment schedule set forth directly below, contingent upon project deliverables being accepted by CSA in accordance with Section 4 of this addendum. TIER Technologies, Inc. will submit all invoices to Unisys USD, through the USCD Deputy Project Director/Child Support Specialist (Beth Burns), for payment.


TOTAL CONTRACT PRICE                                             $5,349,020.00
Scoping Study                                                    $   90,000.00
Payment Schedule                                                 $5,259,020.00
Mobilization upon signing                   $262,951.00
               June 30, 1997                $262,951.00
               July 31, 1997                $262,951.00
               August 31, 1997              $262,951.00
               September 30, 1997           $262,951.00
               October 31, 1997             $262,951.00
               November 30, 1997            $262,951.00
               December 31, 1997            $262,951.00
               January 31, 1998             $262,951.00
               February 28, 1998            $262,951.00
               March 31, 1998               $262,951.00
               April 30, 1998               $262,951.00
               May 31, 1998                 $262,951.00
               June 30, 1998                $262,951.00
               July 31, 1998                $262,951.00
               August 31, 1998              $262,951.00
               September 30, 1998           $262,951.00
               October 31, 1998             $262,951.00
               November 30, 1998            $262,951.00
Final Payment upon                          $262,951.00
Conclusion of Warranty Period


FLOW DOWN OF TERMS AND CONDITIONS

TIER Technologies, Inc. agrees to be subject to all terms and conditions contained in the prime contracts with CSA (PE 68 and subsequent Official Order for the Project) for this project, so long as Tier Technologies has had an opportunity to participate in, negotiate, and affirmatively assent with Unisys to all material issues expressly including but not limited to the question of limiting liability under PE68 and the subsequent Official order for the project.

                                   SCHEDULE B

                           CONTRACTOR'S KEY PERSONNEL

TIER Technologies, Inc. agrees to make the individuals listed below available to the project, for the duration of the project, at the specified utilization rates. Personnel and personnel percentage of time allocations to the project may be modified as the result of mutual agreement between TIER Technologies, Inc. and Unisys USD and with the approval of CSA.


         Name                   Project Phase
         ----                   -------------
    Brad Nickels (60%)          Scoping Study

    Tom Funk (60%)              Scoping Study

    Tom Funk (100%)             Parts 1 and 2(1)
                                Parts 1 and 2

-----------------
(1) Parts 1 and 2 refer to the full project that will be implemented in accordance with the CSA approved project management plans developed during the Scoping Study.

                                   SCHEDULE C

            BUSINESS PRACTICE GUIDELINES AND CODE OF ETHICAL CONDUCT

A.   BUSINESS ETHICS

     Contractor shall perform the Work under this Agreement in accordance with applicable law and high ethical standards. Contractor, in performing the Work, shall not attempt to influence present or prospective customers of Unisys in the public or private sector through bribes, payoffs or kickbacks and shall not maintain slush funds or make political contributions in any manner which would imply that such illegal payments are made by or on behalf of Unisys, including its subsidiaries, affiliates, officers, directors and employees, or in relation to the Work. In the event Contractor breaches any of these provisions, Unisys shall have the right to cancel this Agreement and obtain a full refund of all payments made to Contractor hereunder.

B.   POLITICAL CONTRIBUTIONS

     No contribution in cash, services, or otherwise shall be made directly or indirectly by Contractor or any individual or organization related to Contractor on behalf of Unisys, its subsidiaries, affiliates, officers, directors or employees, to any political campaign or candidate, whether or not the contribution could otherwise be lawfully made in the country concerned. Neither Contractor nor any individual or organization related thereto shall be reimbursed, directly or indirectly, by Unisys, its subsidiaries, affiliates, officers, directors or employees for any such contribution to a political campaign or candidate.

     Neither Contractor nor any individual or organization related thereto shall solicit on behalf of Unisys, its subsidiaries, affiliates, officers, directors or employees from any one or more other such directors, officers or employees any contribution to any political campaign or candidate with a view toward transmission of the amounts collected to a candidate or campaign fund as contributions on behalf of Contractor or Unisys, its subsidiaries, affiliates, officers, directors or employees.

     Nothing in this statement of Unisys Business Practice Guidelines is intended in any way to restrict personal contributions by Contractor or any individual or organization related thereto. The only intent of this policy is to prevent the inference that the contribution is being made by or on behalf of Unisys, or any subsidiary, affiliate, officer, director or employee of Unisys, singly or as a group.

                     SCHEDULE D:  TIER PROJECT DELIVERABLES

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                            SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                               DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
JUNE 1997 DELIVERABLES:
----------------------------------------------------------------------------------------------------------------------------------
(Added)                           JAD Session Structure &            Description of JAD Business Capture Form and associated
                                  Deliverables                       deliverables.  Description of session process.

----------------------------------------------------------------------------------------------------------------------------------
                                  JAD Schedule of Activities         Input to the Project Master Plan.  Describes week-by-week JAD topics and dates for lLevel 1 JAD.
----------------------------------------------------------------------------------------------------------------------------------
 Architectural Standards           Guidelines and Standards Outline  Detailed document will be developed after a general outline of suggested standards has been reviewed.  This deliverable is that outline consisting of recommended project standards or guidelines for component development and management, GUI
                                                                     presentation, use of messaging subsystem, use of security
                                                                     subsystem, use of permitted values subsystem, use of composer naming conventions, use and development of developer
                                                                     templates, model management and encyclopedia management in a component/CSE environment, data model change management, data naming conventions, migration across test/production regions, data base support during development.
JULY 1997 DELIVERABLES:
----------------------------------------------------------------------------------------------------------------------------------
Architectural Standards           Recommended Project                This is the more formal follow-on document to the Guidelines
                                  Architectural Standards            and Standards Outline from  June.  This document will define the standards and guidelines in sufficient detail to be
                                                                     useable by systems developers for CSA Redevelopment.  Since portions of this document will require approval from
                                                                     different organisations (e.g. ATO standards, ATO Data
                                                                     Administration, CSA Standards), the document will be
                                                                     delivered as a set of recommendations.  Acceptance will be based on the recommendations, not on final approval of each section.

June JAD Business Capture         Accounting Enquiries Business      JAD business Capture Details will vary week-to-week, but a
                                  Capture Details                    completed Level 1 package will contain the Business Capture
                                                                     Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific to Accounting
                                                                     Enquiries.
----------------------------------------------------------------------------------------------------------------------------------

                                       2

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                  DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                              SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                                      DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
----------------------------------------------------------------------------------------------------------------------------------

AUGUST 1997 DELIVERABLES:
----------------------------------------------------------------------------------------------------------------------------------
July JAD Business Capture         Financial Management Reporting     A completed Level 1 package containing the Business Capture
                                                                     Form itself, Data Requirements Business Capture Details
                                                                     (as a composer model), Flow Diagram, Preliminary Window
                                                                     Designs.  Specific to Financial Management reporting.
----------------------------------------------------------------------------------------------------------------------------------
                                  Basic Payment Processing           A completed Level 1 package containing the Business Capture
                                  Business Capture Details           Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs.  Specific to Basic Payment
                                                                     Processing.
----------------------------------------------------------------------------------------------------------------------------------
                                  Complex Payment Processing         A completed Level 1 package containing the Business Capture
                                  Business Capture Details           Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific to Complex
                                                                     Payment Processing.
----------------------------------------------------------------------------------------------------------------------------------
                                  Client Data (old Registration)     A completed Level 1 package containing the Business Capture
                                  Business Capture Details           Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific to Client Data
                                                                     including data about Payer, Payee, Child and Agent.
----------------------------------------------------------------------------------------------------------------------------------
                                  Employer Structures Business       A completed Level 1 package containing the Business Capture
                                  Capture Details.                   Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific to Employer
                                                                     Structures.
----------------------------------------------------------------------------------------------------------------------------------
                                  Service Options/Eligibility        A completed Level 1 package containing the Business Capture
                                  Business Capture Details           Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific to Service
                                                                     Options/Eligibility.
----------------------------------------------------------------------------------------------------------------------------------
                                  Enquiries Business Capture         A completed Level 1 package containing the Business Capture
                                  Details                            Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific to Enquiries.
----------------------------------------------------------------------------------------------------------------------------------

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                   DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                               SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                                   DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
----------------------------------------------------------------------------------------------------------------------------------

                                  Reports Business Capture Details   A completed Level 1 package containing the Business Capture
                                                                     Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs.  Specific to Generalised
                                                                     CSA Reports not covered by any specific JAD.
SEPTEMBER 1997 DELIVERABLES:
----------------------------------------------------------------------------------------------------------------------------------
August JAD Business Capture       Policy Considerations Business     A completed Level 1 package containing the Business Capture
                                  Capture Details                    Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs.  Specific to Policy
                                                                     Considerations.
----------------------------------------------------------------------------------------------------------------------------------
                                  Communications Business Capture    A completed Level 1 package containing the Business Capture
                                  Detail                             Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs.  Specific to outbound
                                                                     Communications from CSA.
----------------------------------------------------------------------------------------------------------------------------------
                                  Payment and Disbursement           A completed Level 1 package containing the Business Capture
                                  Options Business Capture Details   Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs.  Specific to Payment and
                                                                     Disbursement Options.
----------------------------------------------------------------------------------------------------------------------------------
                                  Complaints and Ministerials        A completed Level 1 package containing the Business Capture
                                  Business Capture                   Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs.  Specific to
                                                                     Complaints/Ministerials.
----------------------------------------------------------------------------------------------------------------------------------
(added)                           Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Accounting Enquiries               coding.
----------------------------------------------------------------------------------------------------------------------------------

                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Financial Management Reporting     coding.
----------------------------------------------------------------------------------------------------------------------------------

                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Client Data                        coding.
----------------------------------------------------------------------------------------------------------------------------------
                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Enquiries                          coding.


CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                   DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                               SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                                   DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
----------------------------------------------------------------------------------------------------------------------------------

                                    Level 2 JAD Deliverables     Report layouts and data information sufficient to code the reports.

                                    for Reports
----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1997 DELIVERABLES:
----------------------------------------------------------------------------------------------------------------------------------
September JAD Business Capture    Workflow Management for Part 1     A completed Level 1 package containing the Business Capture
                                  Business Capture                   Form itself, Data Requirements (as a composer model), Flow
                                                                     Diagram, Preliminary Window Designs. Specific  to Workflow
                                                                     Management.
----------------------------------------------------------------------------------------------------------------------------------
(added)                           Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Basic Payment Processing           coding.
----------------------------------------------------------------------------------------------------------------------------------
                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Complex Payment Processing         coding.
----------------------------------------------------------------------------------------------------------------------------------
                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Policy Considerations              coding.
----------------------------------------------------------------------------------------------------------------------------------
                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Communications                     coding.
----------------------------------------------------------------------------------------------------------------------------------
                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Payment and Disbursement Options   coding.
----------------------------------------------------------------------------------------------------------------------------------
                                  Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                 Complaints and Ministerials         coding.
----------------------------------------------------------------------------------------------------------------------------------

Component Models                  Part 1 Component Models            Composer ERD ready for Transformation; Windows.
----------------------------------------------------------------------------------------------------------------------------------

                                       5

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                  DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                              SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                    DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
----------------------------------------------------------------------------------------------------------------------------------
NOVEMBER 1997 DELIVERABLES:
----------------------------------------------------------------------------------------------------------------------------------
(added)                             Level 2 JAD Deliverables for     Detailed Client, Server, and Window specifications
                                    Part 1 Work Flow Management      ready for coding.
----------------------------------------------------------------------------------------------------------------------------------

Architectural Subsystems          Development Templates              Standard architectural activities, such as consistent
                                                                     behaviour of common window types, will be enforced through the use of pre-defined templates.  Templates are not merely visual enforcement, but contain code to assure that
                                                                     consistent processing is enforced where defined by the
                                                                     project architecture.  All developers will be mandated to use the templates.
----------------------------------------------------------------------------------------------------------------------------------
                                  Correspondence Support             Specifications to code the letter/form creation subsystem.
                                  subsystem specifications           Generation and storage (forms management) is considered
                                                                     outside the scope of CSA Redevelopment and is handled by a separate CSA initiative under a separate Tender.
----------------------------------------------------------------------------------------------------------------------------------
                                  Business Code and Rules            These are the underlying specifications for infrastructural
                                  Transfer specifications            tables to support Workflow Management.
----------------------------------------------------------------------------------------------------------------------------------
                                  Common Subsystem Component         Specifications for coding of the Security, Permitted Values,
                                  Requirements                       Messaging subsystems.
----------------------------------------------------------------------------------------------------------------------------------
Physical Data Base                Part 1 Physical Data Base          Initial physical database.
----------------------------------------------------------------------------------------------------------------------------------

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                 DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                             SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                                                 DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------
DECEMBER 1997 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------


Unit Tested Components            Part 1 Unit Tested Components      Unit tested components will be released in functional packages
                                  (Specific Components to be         as they are developed Generally, components will be
                                  following construction.            constructed and tested in the same sequence that they were
                                  defined at start of coding in      delivered from the JAD sessions.  Dependencies on architectural
                                  October)                           components or other functional components could vary this
                                                                     sequence.
-----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 1 Unit Tested Components      Unit tested components will be released in functional packages
                                  (Specific Components to be         as they are developed Generally, components will
                                  following construction.            be constructed and tested in the same sequence that
                                  defined at start of coding in      they were delivered from the JAD sessions.  Dependencies on
                                  October)                           architectural components or other functional components could vary this sequence.
-----------------------------------------------------------------------------------------------------------------------------------
FEBRUARY 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 1 Unit Tested Components      Unit tested components will be released in functional packages
                                  (Specific Components to be         as they are developed  following construction.  Generally,
                                  defined at start of coding in      components will be constructed and tested in the same
                                  October)                           sequence that they were delivered from the JAD sessions.
                                                                     Dependencies on architectural components or other functional components could vary this sequence.

January JAD Business Capture      Part 2 Business Capture of         A completed Level 1 package containing the Business Capture
                                  Subtrack Functions to be           Form itself, Data Requirements (as a composer model),
                                  defined in                         Flow Diagram, Preliminary Window Designs. Specific to
                                  November/December                  Workflow Management.

-----------------------------------------------------------------------------------------------------------------------------------

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                    DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                                SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF dELIVERABLES FROM         MAPPING TO PROJECT PLAN                                      DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------
MARCH 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 1 Unit Tested Components      Unit tested components will be released in functional packages
                                  (Specific Components to be         as they are developed following construction.  Generally,
                                  defined at start of coding in      components will be constructed and tested in the same
                                  October)                           sequence that they were delivered from the JAD sessions.
                                                                     Dependencies on architectural components or other functional components could vary this sequence.
-----------------------------------------------------------------------------------------------------------------------------------
February JAD Business Capture     Part 2 Business Capture of         A completed level 1 package containing the Business Capture
                                  Subtrack Functions to be           Form itself, Data Requirements (as a composer model),
                                  defined in November/December       Flow Diagram, Preliminary Window Designs, Specific to Workflow
                                                                     Management.
-----------------------------------------------------------------------------------------------------------------------------------
APRIL 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 1 Unit Tested Components      Unit tested components will be released in functional packages
                                  (Specific Components to be         as they are developed following construction.  Generally,
                                  defined at start of coding in      components will be constructed and tested in the same
                                  October)                           sequence that they were delivered from the JAD sessions.
                                                                     Dependencies on architectural components or other functional components could vary this sequence.
-----------------------------------------------------------------------------------------------------------------------------------
Part 1 Unit/Integration           Part 1 Unit/Integration Testing    This document certifies that all objects in the system for
Testing Report                   Report                              Part 1 have been tested both as individual units and as
                                                                     integrated functional components.  Allows the start of
                                                                     System Test.
-----------------------------------------------------------------------------------------------------------------------------------

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                   DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                               SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                               DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------
(added)                           System Test Scenarios              Self defining.
                                  implemented; System Testing
                                  Begins for Part 1
-----------------------------------------------------------------------------------------------------------------------------------
March JAD Business Capture        Part 2 Business Capture of         A completed Level 1 package containing the Business Capture
                                  Subtrack Functions to be           Form itself, Data Requirements (as a composer model),
                                  defined in November/December       Flow Diagram, Preliminary Window Designs.  Specific to Workflow
                                                                     Management.
-----------------------------------------------------------------------------------------------------------------------------------
(added)                           Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Part 2 (to be defined in           coding.
                                  November/December)
-----------------------------------------------------------------------------------------------------------------------------------
MAY 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
April JAD Business Capture        Part 2 Business Capture of         A completed Level 1 package containing the Business Capture
                                  Subtrack Functions to be           Form itself, Data Requirements (as a composer model), Flow
                                  defined in November/December       Diagram, Preliminary Window Designs. Specific to Workflow
                                                                     Management.
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 2 Unit Tested Components      Unit tested components will be released in functional packages as they are developed following construction.  Generally,
                                                                     components will be constructed and tested in the same
                                                                     sequence that they were delivered form the JAD sessions.
                                                                     Dependencies on architectural components or other functional components could vary this sequence.
-----------------------------------------------------------------------------------------------------------------------------------
(added)                           Level 2 JAD Deliverables for       Detailed Client, Server, and Window specifications ready for
                                  Part 2 (to be defined in           coding.
                                  November/December)
-----------------------------------------------------------------------------------------------------------------------------------

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                   DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                               SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                                        DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
(added)                             Part 1 System Test Finishes      Selfdefining.
-----------------------------------------------------------------------------------------------------------------------------------
(added)                             Level 2 JAD Deliverables for     Detailed Client, Server, and Window specifications
                                    Part 2 (to be defined in         ready for coding.
                                    November/December)
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 2 Unit Tested Components      Unit tested components will be released in functional packages as they are developed following construction. Generally,
                                                                     components will be constructed and tested in the same
                                                                     sequence that they were delivered from the JAD sessions.
                                                                     Dependencies on architectural components or other functional components could vary this sequence.
-----------------------------------------------------------------------------------------------------------------------------------
Component Models                  Part 2 Component Models            Composer ERD ready for Transformation; Windows. This ERD will be an update/add-on to the ERD for Part 1.
-----------------------------------------------------------------------------------------------------------------------------------
Updated Physical Data Base        Updated Physical Data Base for     The Part 1 data base will be enhanced to support Part 2 based
                                   Part 2                            on the ERD delivered above.
-----------------------------------------------------------------------------------------------------------------------------------
Architectural Subsystems          Part 2 Architectural Subsystems    Completely new architectural subsystems, except to support
                                  (as defined by December 1997)      Risk Management, are unlikely for Part 2. Some modification/
                                                                     addition to Part 1 subsystems may be needed. This will be
                                                                     determined as part of detailed planning for Part 2 in December
                                                                     1997.
-----------------------------------------------------------------------------------------------------------------------------------
JULY 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
System Testing Completion         Part 1 System Testing              Defines the scenarios used, the test statistics (errors,
Report                            Completion Report                  fixes, changes), and certifies  that all required test
                                                                     conditions have been satisfied to start acceptance testing.
-----------------------------------------------------------------------------------------------------------------------------------

CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                   DEFINITION OF TIER TECHNOLOGIES
DELIVERABLES                                                               SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                                   DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
-----------------------------------------------------------------------------------------------------------------------------------
Unit Tested Components            Part 2 Unit Tested Components      Unit tested components will be released in functional packages as they are developed following construction. Generally,
                                                                     components will be constructed and tested in the same
                                                                     sequence that they were delivered from the JAD sessions.
                                                                     Dependencies on architectural components or other functional components could vary this sequence.
-----------------------------------------------------------------------------------------------------------------------------------
AUGUST 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
Part 2 Unit/Integration           Part 2 Unit/Integration Testing    This document certifies that all objects in the system for
Testing Completion Report         Completion Report                  Part 1 have been tested both as individual units
                                                                     and as integrated functional components. Allows the start of
                                                                     System Test.
-----------------------------------------------------------------------------------------------------------------------------------
(added)                           System Test Scenarios              Self defining.
                                  implemented; System Testing
                                  Begins for Part 2
-----------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
System Testing Completion         System Testing Completion          The system testing completion report will describe (at a high
Report                            Report for Part 2                  level) the tests that have been conducted, and will be signed off by the testing coordinator to indicate completion of
                                                                     the system testing. This will be the point at which the
                                                                     complete system is ready for system testing.
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1998 DELIVERABLES:
-----------------------------------------------------------------------------------------------------------------------------------
Software Modifications            N/A                                During acceptance testing the application software will be
(Acceptance Testing)                                                 satisfactorily modified to comply with documented fixes
                                                                     required by CSA to make the system acceptable. Acceptance
                                                                     by CSA will constitute acceptance of this deliverable.
------------------------------------------------------------------------------------------------------------------------------------


CHILD SUPPORT AGENCY SYSTEM REDEVELOPMENT PROJECT                                                     DEFINITION OF TIER TECNOLOGIES
DELIVERABLES                                                                SUPPLEMENT TO DELIVERABLE 4.5 PRICE AND PAYMENT SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF DELIVERABLES FROM         MAPPING TO PROJECT PLAN                           DEFINITION
PRICE AND PAYMENT SCHEDULE                 DELIVERABLES
------------------------------------------------------------------------------------------------------------------------------------
NOVEMBER 1998 DELIVERABLES:
------------------------------------------------------------------------------------------------------------------------------------
Software Modifications                 N/A                           The application software will be modified to comply with
                                                                     documented fixes required by CSA to make the system
                                                                     acceptable. Acceptance by CSA will constitute acceptance of this deliverable.
------------------------------------------------------------------------------------------------------------------------------------